                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) June 2, 2000

                           LIFE FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                      0-22193                33-0743195
(State or Other Jurisdiction   (Commission File No.)        (IRS Employer
    of Incorporation)                                    Identification No.)

10540 Magnolia Avenue, Suite B, Riverside CA                 92503-1814
  (Address of Principal Executive Office)                    (Zip Code)

                                 (909) 637-4000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS

     On June 2, 2000 Life Financial Corporation's principal subsidiary, Life Bank (the "Bank"), received an informal oral notice from the Office of Thrift Supervision (the "OTS") that the OTS considers the Bank to be "adequately capitalized." The change in the Bank's capital category from "well capitalized" to "adequately capitalized" resulted from a determination by the OTS that for purposes of the Bank's risk-based capital calculations, certain of the Bank's assets which the Bank had risk-weighted in the 100% risk-weight category must instead be treated as low-level recourse assets. This change in the risk-weighting of these assets for risk-based capital calculations resulted in a decrease in the Bank's risk-based capital ratios. The ratios are calculated by dividing the amount of the Bank's regulatory capital by its risk-weighted assets. In addition, the OTS informed the Bank that it should calculate and present its various capital ratios based on both the assets at the end of the relevant period and average assets during the relevant period. The Bank's risk-based capital ratios following the OTS' determination and the ratios required to be "adequately capitalized" are set forth below:

                                    -----------------------------------------------------------------
                                                               MARCH 31, 2000
                                    -----------------------------------------------------------------
                                     Actual                   Required
                                    ---------------------     --------------------
End of Period                        Amount        Ratio       Amount       Ratio     Excess/(Deficit)
-------------------------------     --------     --------     --------    --------    ---------------

Total Capital (to risk-weighted
 assets)                             $25,708         8.62%     $23,848        8.00%           $ 1,860

Core capital (to Adjusted
 tangible assets)                     32,247         6.43%      20,075        4.00%            12,172

Tangible Capital (to tangible
 assets)                              32,247         6.43%       7,528        1.50%            24,719

Tier 1 capital (to risk-weighted
 assets)                              22,959         7.70%      11,924        4.00%            11,035

Average
-------------------------------
Total Capital (to risk-weighted
 assets)                             $25,708         7.87%     $26,118        8.00%           $  (410)

Core capital (to Adjusted
 tangible assets)                     32,247         6.17%      20,899        4.00%            11,348

Tangible Capital (to tangible
 assets)                              32,247         6.17%       7,837        1.50%            24,410

Tier 1 capital (to risk-weighted
 assets)                              22,959         7.03%      13,059        4.00%             9,900


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
                                                          DECEMBER 31, 1999
                                  ----------------------------------------------------------------
                                   Actual                  Required
                                  --------------------     --------------------
End of Period                      Amount       Ratio       Amount       Ratio     Excess/(Deficit)
-------------------------------   --------    --------     --------    --------    ---------------
Total Capital (to risk-weighted
 assets)                           $24,573        7.45%     $26,393        8.00%           $(1,820)

Core capital (to Adjusted
 tangible assets)                   31,112        6.04%      20,617        4.00%            10,495

Tangible Capital (to
 tangible assets)                   31,112        6.04%       7,731        1.50%            23,381

Tier 1 capital (to
 risk-weighted assets)              21,824        6.62%      13,197        4.00%             8,627

Average
-------------------------------
Total Capital (to risk-weighted
 assets)                           $24,573        6.81%     $28,868        8.00%           $(4,295)

Core capital (to Adjusted
 tangible assets)                   31,112        5.88%      21,167        4.00%             9,945

Tangible Capital (to
 tangible assets)                   31,112        5.88%       7,938        1.50%            23,174

Tier 1 capital (to
 risk-weighted assets)              21,824        6.05%      14,434        4.00%             7,390

The percentages and ratios to be well-capitalized under prompt and corrective action provisions as issued by the OTS are 10.0% risk-based capital, 5.0% core capital, 2.0% tangible capital and 6.0% tier 1 risk-based capital.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of business acquired
                        Not Applicable

         (b) Proforma Financial Information
                        Not Applicable

         (c) Exhibits
                        Not Applicable

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LIFE FINANCIAL CORPORATION


                                    By: /s/   Robert K. Riley
                                        -------------------------------------
                                        Robert K. Riley
                                        President and Chief Executive Officer
                                        June 9, 2000

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